                                                                       EXHIBIT 2

CUSIP No. 44332P101

                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13G

          The undersigned agree as follows:

          (i) each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

          (ii) each of them is responsible for the timely filing of such
Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

          Dated February 14, 2008

                                        V. PREM WATSA


                                        /s/ V. Prem Watsa
                                        ----------------------------------------


                                        1109519 ONTARIO LIMITED


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                        Name: V. Prem Watsa
                                        Title: President


                                        THE SIXTY TWO INVESTMENT COMPANY LIMITED


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                        Name: V. Prem Watsa
                                        Title: President


                                        810679 ONTARIO LIMITED


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                        Name: V. Prem Watsa
                                        Title: President


                                        FAIRFAX FINANCIAL HOLDINGS LIMITED


                                        By: /s/ Paul Rivett
                                            ------------------------------------
                                        Name: Paul Rivett
                                        Title: Vice President


                                        ODYSSEY RE HOLDINGS CORP.


                                        By: /s/ Donald L. Smith
                                            ------------------------------------
                                        Name: Donald L. Smith
                                        Title: Senior Vice President

                                        CLEARWATER INSURANCE COMPANY


                                        By: /s/ Donald L. Smith
                                            ------------------------------------
                                        Name: Donald L. Smith
                                        Title: Senior Vice President


                                        MARKEL INSURANCE COMPANY OF CANADA


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                        Name: V. Prem Watsa
                                        Title: Director


                                        LOMBARD GENERAL INSURANCE COMPANY OF
                                        CANADA


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                        Name: V. Prem Watsa
                                        Title: Director